                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SEC.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CUNO Incorporated (the "Company") on Form 10-Q for the period ended January 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark G. Kachur, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARK G. KACHUR
-------------------
Mark G. Kachur
Chairman of the Board, President
and Chief Executive Officer
(Principal Executive Officer)

Date: February 23, 2005

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